united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 4/30

Date of reporting period: 4/30/18

Item 1. Reports to Stockholders.

Zeo Short Duration Income Fund
(formerly, Zeo Strategic Income Fund)

Class I : ZEOIX

ANNUAL REPORT
APRIL 30, 2018

1-855-ZEO-FUND
(1-855-936-3863)

Distributed by Northern Lights Distributors, LLC
Member FINRA

One Montgomery Street, Suite 3450 San Francisco, CA 94104 v. 415.875.5604 f. 415.875.5609

April 30, 2018

Dear Shareholders:

The primary headline for this letter has nothing to do with the performance of the Zeo Short Duration Income Fund (the “Fund”). Starting May 1, with the beginning of the Fund’s next fiscal year, we are simplifying the fee structure and lowering fees at the same time. It has always been our intention to have the management fee and fund expenses come down as the Fund’s growth provided an economy of scale. However, as we have recently reached the $250m AUM milestone at which our current tiered structurei started to benefit our shareholders, we recognized an opportunity to further partner with our clients and reward their patience by making the impact of a lower fee both of greater magnitude and more immediate. Since the expenses of the Fund aside from the management fees are largely out of our control, we pulled the one lever we had to further demonstrate to our shareholders our commitment to the long-term stability of the partnership we have together.

Performance review

The Fund gained +0.91% since October 2017 and +2.28% for the year ended April 30, 2018. During the same periods, the Bloomberg Barclays U.S. Aggregate Bond Indexii (the “Benchmark”) returned -1.87% and -0.32%, respectively.

The most meaningful period of time to discuss, however, when considering the Fund and the Benchmark is the start to 2018. Following the volatility we saw in the fourth quarter of 2017, fixed income markets began to take on a more negative tone as the calendar flipped to 2018. Returns throughout most areas of fixed income trended down in the first four months of the new year. The move lower was mainly driven by rising interest rates across both short and long ends of the yield curve. Safer haven areas of fixed income, such as short duration strategies, were not totally immune to the pressure, as shorter-term rates moved significantly wider. We have seen the yield on generic 2-year Treasuries increase from 1.89% at the end of December 2017 to 2.49% at the end of April 2018 – this rate was at 1.26% just one year earlier on April 30, 2017!

In corporate bonds and loans, widening credit spreads were another headwind for returns. Overall fund flows in credit markets were predominantly negative. A notable and unusual area of weakness was the short-term investment grade bond market. The rise in short-term rates and widening credit spreads were partly to blame. But we also saw selling pressure in this segment of investment grade credit. This may be the early stages of corporate treasuries selling their overseas bond holdings as part of repatriating that cash in response to foreign earning tax law changes.

Even so, despite the worsening risk spreads noted above, there has been a relatively healthy tone coming from corporate earnings reports over the last few months. According to Deutsche Bank research, for example, S&P 500 companies are on track to post Q1 2018 earnings growth of over 20%. Some of this strong performance will be due to tax law changes, but there is notable strength in underlying demand for products and services. We are seeing this same type of strength in our portfolio companies.

However, while the ups and downs of market interest rates and credit spreads will have some impact on the Fund’s performance, our key focus continues to be the underlying fundamental performance of each of the companies in which we invest. Our portfolio companies continue to generate cash flow and repay debt in line with expectations. The Fund’s returns over this past year, and in particular during the volatility we’ve seen in 2018, have benefited from this trend, and we expect this to continue going forward.

Investment outlook

Regular readers are well aware that we believe the Fund is positioned to perform relatively well in times of volatility. As seen in the results highlighted above, this past year was a prime example. As we’ve discussed in the past, volatility is generally the product of an uncertain market environment, which we are surely in. We don’t necessarily see an end to this uncertainty in the short-term.

The contrast between improving earnings fundamentals and worsening interest rate and credit spread markets has left many investors unsure of the direction in which to point their portfolios. We continue to see the resulting whiplash present opportunities for us to capitalize on for the Fund, and as a result, the average yield of the bonds in our portfolio has been steadily increasing. Amidst the noise and chatter about cryptocurrencies and nuclear war, the real headline in our corner of the fixed income world is the aforementioned moves of the yield curve. For years, investors have been wary of rising interest rates. This made sense – low rates helped fuel the unimpeded rise in many asset classes (as well as the rise in correlation of those asset classes). It stands to reason that, if the cost of capital goes up, this could reverse as emphatically as it happened.

While these observations are not intended to set expectations for what will happen to the Fund over just the next quarter or year, we hope they shed a little light on what we are seeing in the markets in general and how we think it can affect the opportunities we see for the portfolio. As is always the theme of these outlooks in our letters, we believe higher volatility and higher rates should be good for the Fund and its shareholders, even if the immediate impact is a small wobble. Meanwhile, as evidenced by the Fund’s performance in the last seven years, a low volatility, low rate, upward-sloping yield curve environment hasn’t been so bad for the Fund and its shareholders either!

We thank you for your continued support and confidence in our management.

Sincerely,

Venkatesh Reddy	Bradford Cook
Chief Investment Officer	Portfolio Manager

[i]	The previous tiered fee structure offered a blended fee based on the total net asset value of the Fund. The fee was a weighted average of 1% on the first $250m and 0.75% on all assets above $250m. For example, if the Fund reached $500m in net assets, the blended fee charged to all shareholders would have been 0.875% (1% x $250m + 0.75% x $250m).

ii	The Bloomberg Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. Unmanaged index returns do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

Zeo Short Duration Income Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2018

The Fund’s performance figures* for the periods ended April 30, 2018, compared to its benchmark:

			Inception** -
Annualized Average Returns:	One Year	Five Year	April 30, 2018
Zeo Short Duration Income Fund - Class I	2.28%	2.88%	2.96%
Bloomberg Barclays U.S. Aggregate Bond Index ***	(0.32)%	1.47%	2.47%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than one year are annualized. The total operating expense ratio (including indirect expenses), as stated in the fee table in the Fund’s Prospectus dated August 28, 2017, is 1.31% for Class I shares. For performance information current to the most recent month-end, please call 1-855-936-3863.

**	Inception date is May 31, 2011.

***	The Bloomberg Barclays U.S. Aggregate Bond Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities. Investors cannot invest directly in an index.

Portfolio Composition as of April 30, 2018	% of Net Assets
Bonds & Notes	81.9%
Convertible Bond	2.2%
Term Loans	11.9%
Other Assets, Cash & Cash Equivalents	4.0%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Zeo Short Duration Income Fund
PORTFOLIO OF INVESTMENTS
April 30, 2018

Par Value		Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 81.9%
	AEROSPACE/DEFENSE - 8.8%
$6,572,000	Moog, Inc. (a)	5.250	12/1/2022	$6,719,870
9,829,000	Orbital ATK, Inc.	5.250	10/1/2021	10,025,580
7,567,000	Spirit AeroSystems, Inc.	5.250	3/15/2022	7,775,282
				24,520,732
	AIRLINES - 0.7%
1,817,000	Air Canada, Inc. (a)	6.625	5/15/2018	1,817,000

	APPAREL - 3.5%
3,980,000	Perry Ellis International, Inc.	7.875	4/1/2019	3,980,000
5,587,000	William Carter Co.	5.250	8/15/2021	5,677,789
				9,657,789
	AUTO PARTS & EQUIPMENT - 4.1%
1,500,000	Nexteer Automotive Group LLC (a)	5.875	11/15/2021	1,556,250
9,348,000	TI Group Automotive Systems LLC (a)	8.750	7/15/2023	9,815,400
				11,371,650
	CHEMICALS - 1.4%
3,651,000	Kraton Polymers LLC (a)	10.500	4/15/2023	4,038,919

	COMMERCIAL SERVICES - 6.7%
9,715,000	Cimpress NV (a)	7.000	4/1/2022	10,103,600
8,221,000	FTI Consulting, Inc.	6.000	11/15/2022	8,478,235
				18,581,835
	DISTRIBUTION/WHOLESALE - 3.2%
6,800,000	American Builders & Contractors Supply Co., Inc. (a)	5.625	4/15/2021	6,876,500
1,847,000	HD Supply, Inc. (a)	5.750	4/15/2024	1,939,350
				8,815,850
	ELECTRICAL COMPONENTS & EQUIPMENT - 1.3%
3,682,000	WESCO Distribution, Inc.	5.375	12/15/2021	3,737,230

	ELECTRONICS - 1.0%
2,649,000	Sanmina Corp. (a)	4.375	6/1/2019	2,675,490

	ENTERTAINMENT - 2.7%
7,507,000	Live Nation Entertainment, Inc. (a)	5.375	6/15/2022	7,685,291

	ENVIRONMENTAL CONTROL - 3.0%
4,765,000	Clean Harbors, Inc.	5.250	8/1/2020	4,776,913
585,000	Clean Harbors, Inc.	5.125	6/1/2021	588,656
2,833,000	GFL Environmental, Inc. (a)	9.875	2/1/2021	2,978,191
				8,343,760
	FOOD - 3.3%
6,951,000	Darling Ingredients, Inc.	5.375	1/15/2022	7,090,020
2,000,000	Darling Ingredients, Inc. (a)	5.375	1/15/2022	2,035,000
				9,125,020
	FOREST PRODUCTS & PAPER - 4.2%
6,649,000	Neenah Paper, Inc. (a)	5.250	5/15/2021	6,748,735
4,862,000	Smurfit Kappa Acquisitions (a)	4.875	9/15/2018	4,862,000
				11,610,735
	HOME BUILDERS - 1.1%
3,171,000	Lennar Corp.	4.125	12/1/2018	3,171,000

	HOUSEHOLD PRODUCTS - 1.9%
5,189,000	Central Garden & Pet Co.	6.125	11/15/2023	5,409,533

	INTERNET - 1.3%
3,496,000	Expedia, Inc.	7.456	8/15/2018	3,541,276

	IRON/STEEL - 1.8%
4,981,000	Steel Dynamics, Inc.	5.125	10/1/2021	5,069,662

See accompanying notes to financial statements.

Zeo Short Duration Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2018

Par Value		Coupon Rate (%)	Maturity	Value
	LEISURE TIME - 2.3%
$6,389,000	Brunswick Corp. (a)	4.625	5/15/2021	$6,414,771

	MACHINERY - CONSTRUCTION & MINING - 1.8%
4,942,000	Oshkosh Corp.	5.375	3/1/2022	5,077,905

	MACHINERY - DIVERSIFIED - 2.7%
7,196,000	ATS Automation Tooling Systems, Inc. (a)	6.500	6/15/2023	7,519,820

	MEDIA - 6.9%
7,460,000	Cable One, Inc. (a)	5.750	6/15/2022	7,646,500
7,358,000	CCO Holdings Capital Corp.	5.250	9/30/2022	7,472,969
4,200,000	Virgin Media Finance PLC (a)	6.375	4/15/2023	4,231,500
				19,350,969
	METAL FABRICATE/HARDWARE - 1.9%
5,405,000	Mueller Industries, Inc.	6.000	3/1/2027	5,364,462

	MISCELLANEOUS MANUFACTURING - 2.1%
6,000,000	American Outdoor Brands (a)	5.000	8/28/2020	5,970,000

	PACKAGING & CONTAINERS - 4.0%
2,844,000	Multi-Color Corp. (a)	6.125	12/1/2022	2,929,320
3,425,000	Silgan Holdings, Inc.	5.500	2/1/2022	3,476,375
3,775,000	W/S Packaging Holdings, Inc. (a)	9.000	4/15/2023	3,859,937
675,000	WestRock MWV LLC	9.750	6/15/2020	756,730
				11,022,362
	REIT - 0.6%
1,518,000	PotlatchDeltic Corp.	7.500	11/1/2019	1,607,182

	RETAIL - 7.7%
7,926,000	Caleres, Inc.	6.250	8/15/2023	8,203,410
4,106,000	Dollar Tree, Inc.	5.750	3/1/2023	4,283,379
5,114,000	Michaels Stores, Inc. (a)	5.875	12/15/2020	5,177,925
3,775,000	PriSo Acquisition Corp. (a)	9.000	5/15/2023	3,944,875
				21,609,589
	SOFTWARE - 1.9%
5,380,000	Nuance Communications, Inc. (a)	5.375	8/15/2020	5,406,900

	TOTAL BONDS & NOTES (Cost - $228,829,708)			228,516,732

	CONVERTIBLE BOND - 2.2%
	INTERNET - 2.2%
6,415,000	Twitter, Inc. (Cost - $6,166,769)	0.250	9/15/2019	6,155,828

	TERM LOANS - 11.9%
	CONSUMER SERVICES - 2.1%
5,978,728	Cast & Crew Payroll, 3 mo. LIBOR + 2.75%	5.06 (b)	9/27/2024	5,989,011

	ENTERTAINMENT - 2.2%
6,000,000	Lions Gate Entertainment Corp., 3 mo. LIBOR + 2.25%	4.148 (b)	12/8/2023	6,031,890

	FOOD & BEVERAGE - 1.7%
4,724,410	Arctic Glacier Co., 3 mo. LIBOR + 3.50%	5.377 (b)	3/20/2024	4,755,898

	INDUSTRIAL EQUIPMENT & COMPONENTS - 1.7%
4,843,613	Mueller Water Products, Inc., 3 mo. LIBOR + 2.50%	4.377 (b)	11/25/2021	4,882,362

	MEDIA - 1.3%
3,593,938	Trader Corp., 3 mo. LIBOR + 3.00%	5.295 (b)	9/28/2023	3,601,414

See accompanying notes to financial statements.

Zeo Short Duration Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2018

Par Value		Coupon Rate (%)	Maturity	Value
	SOFTWARE - 2.9%
$2,440,594	Hyland Software, Inc., 3 mo. LIBOR + 3.25%	5.141 (b)	7/1/2022	$2,465,195
3,500,000	Hyland Software, Inc., 3 mo. LIBOR + 7.00%	8.891 (b)	7/1/2023	3,552,500
1,989,925	Press Ganey, 3 mo. LIBOR + 2.75%	4.647 (b)	10/21/2023	2,002,362
				8,020,057

	TOTAL TERM LOANS (Cost - $33,142,265)			33,280,632

Shares
	SHORT-TERM INVESTMENT - 4.1%
	MONEY MARKET FUND - 4.1%
11,402,728	Goldman Sachs Financial Square Funds - Treasury Instruments Fund - Institutional Shares, to yield 1.57% (Cost - $11,402,728) (c)	11,402,728

	TOTAL INVESTMENTS - 100.1% (Cost - $279,541,470)	$279,355,920
	OTHER ASSETS LESS LIABILITIES - NET - (0.1)%	(368,840)
	NET ASSETS - 100.0%	$278,987,080

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At April 30, 2018 these securities amounted to $122,953,144 or 44.1% of net assets.

(b)	Floating rate security; interest rate shown reflects the effective rate as of April 30, 2018.

(c)	Money market fund; interest rate reflects seven-day effective yield on April 30, 2018.

LLC - Limited Liability Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

Zeo Short Duration Income Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2018

ASSETS
Investment securities:
At cost	$279,541,470
At value	$279,355,920
Receivable for securities sold	1,837,162
Receivable for Fund shares sold	139,628
Interest receivable	3,427,854
Prepaid expenses and other assets	19,424
TOTAL ASSETS	284,779,988

LIABILITIES
Due to custodian	872,904
Payable for securities purchased	4,315,823
Payable for Fund shares repurchased	300,310
Investment advisory fees payable	221,997
Payable to related parties	32,628
Accrued expenses and other liabilities	49,246
TOTAL LIABILITIES	5,792,908
NET ASSETS	$278,987,080

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$281,218,364
Undistributed net investment income	186,806
Accumulated net realized loss from security transactions	(2,232,540)
Net unrealized depreciation on investments	(185,550)
NET ASSETS	$278,987,080

Net Asset Value Per Share:
Class I Shares:
Net Assets	$278,987,080
Shares of beneficial interest outstanding	28,041,828
Net Asset Value (Net Assets / Shares Outstanding), Offering and Redemption Price Per Share (a)	$9.95

(a)	The Fund may charge a 1.00% fee on redemption of shares held for less than 30 days.

See accompanying notes to financial statements.

Zeo Short Duration Income Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2018

INVESTMENT INCOME
Interest	$9,515,855

EXPENSES
Investment advisory fees	2,502,171
Administrative services fees	272,171
Shareholder service fees	204,484
Transfer agent fees	61,713
Registration fees	28,920
Custodian fees	26,411
Compliance officer fees	24,394
Printing and postage expenses	18,890
Audit fees	18,301
Legal fees	16,132
Trustees’ fees and expenses	15,801
Insurance expense	6,351
Other expenses	4,208
TOTAL EXPENSES	3,199,947
NET INVESTMENT INCOME	6,315,908

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions	576,889
Net change in unrealized depreciation of investments	(1,202,574)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(625,685)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,690,223

See accompanying notes to financial statements.

Zeo Short Duration Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	April 30, 2018	April 30, 2017

FROM OPERATIONS
Net investment income	$6,315,908	$6,047,016
Net realized gain from security transactions	576,889	1,927,211
Net change in unrealized depreciation of investments	(1,202,574)	(96,376)
Net increase in net assets resulting from operations	5,690,223	7,877,851

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(6,233,532)	(5,723,548)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	95,360,583	79,311,493
Net asset value of shares issued in reinvestment of distributions to shareholders	4,973,931	4,492,251
Payments for shares redeemed	(63,012,632)	(60,646,196)
Redemption fee proceeds	2,871	2,319
Net increase in net assets from shares of beneficial interest	37,324,753	23,159,867

TOTAL INCREASE IN NET ASSETS	36,781,444	25,314,170

NET ASSETS
Beginning of Year	242,205,636	216,891,466
End of Year*	$278,987,080	$242,205,636
* Includes undistributed net investment income of:	$186,806	$116,249

SHARE ACTIVITY
Shares Sold	9,552,722	7,984,934
Shares Reinvested	498,792	452,669
Shares Redeemed	(6,312,245)	(6,111,199)
Net increase in shares of beneficial interest outstanding	3,739,269	2,326,404

See accompanying notes to financial statements.

Zeo Short Duration Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2018	April 30, 2017	April 30, 2016	April 30, 2015	April 30, 2014

Net asset value, beginning of year	$9.97	$9.87	$10.05	$10.12	$10.12
Activity from investment operations:
Net investment income (1)	0.25	0.27	0.33	0.37	0.40
Net realized and unrealized gain (loss) on investments	(0.02)	0.08	(0.19)	(0.07)	0.01
Total from investment operations	0.23	0.35	0.14	0.30	0.41
Paid-in-Capital from
Redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00	(2)
Less distributions from:
Net investment income	(0.25)	(0.25)	(0.32)	(0.35)	(0.39)
Net realized gains	—	—	—	(0.02)	(0.02)
Total distributions	(0.25)	(0.25)	(0.32)	(0.37)	(0.41)
Net asset value, end of year	$9.95	$9.97	$9.87	$10.05	$10.12
Total return (3)	2.28%	3.63%	1.41%	3.02%	4.06%
Net assets, end of year (000s)	$278,987	$242,206	$216,891	$138,531	$71,869
Ratios to average net assets:
Expenses, before waiver or recapture	1.27%	1.29%	1.25%	1.28%	1.32%
Expenses, net waiver or recapture	1.27%	1.29%	1.25%	1.28%	1.38	% (4)
Net investment income, net waiver or recapture	2.51%	2.69%	3.31%	3.69%	3.95%
Portfolio turnover rate	152%	152%	135%	143%	173%

*	Zeo Short Duration Income Fund was formerly known as Zeo Strategic Income Fund.

(1)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for each period.

(2)	Less than $0.005 per share.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any.

(4)	Represents the ratio of expenses to average net assets inclusive of advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Zeo Short Duration Income Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2018

1.	ORGANIZATION

The Zeo Short Duration Income Fund (formerly Zeo Strategic Income Fund) (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks low volatility and absolute returns consisting of income and moderate capital appreciation. The Fund currently offers the Class I shares, which commenced operations on May 31, 2011. Class I shares are offered at net asset value.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the current bid price on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value. Debt securities and term loans (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third-party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Zeo Short Duration Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

Fair Valuation Process – As noted above, the fair value team is comprised of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Zeo Short Duration Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2018

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2018 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Bonds & Notes	$—	$228,516,732	$—	$228,516,732
Convertible Bond	—	6,155,828	—	6,155,828
Term Loans	—	33,280,632	—	33,280,632
Short-Term Investment	11,402,728	—	—	11,402,728
Total	$11,402,728	$267,953,192	$—	$279,355,920

The Fund did not hold any Level 3 securities during the year. There were no transfers into or out of Level 1 or Level 2 during the year. It is the Fund’s policy to recognize transfers between Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for security classifications.

Security Transactions and Related Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Tax – The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

Zeo Short Duration Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years from April 30, 2015 through April 30, 2017, or expected to be taken in the Fund’s April 30, 2018 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least monthly. The Fund will declare and pay net realized capital gains, if any, annually. Dividends to shareholders from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Zeo Capital Advisors, LLC serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an investment advisory agreement between the Advisor and the Trust, with respect to the Fund (the “Advisory Agreement”), the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by other service providers. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.00% on the first $250 million in net assets and 0.75% on assets greater than $250 million. For the year ended April 30, 2018, the Fund incurred $2,502,171 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until August 31, 2019, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads,

Zeo Short Duration Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) do not exceed 1.50% per annum of the Fund’s average daily net assets for Class I shares (the “Expense Limitation”).

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund, on a rolling three year basis, for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation. If Fund Operating Expenses subsequently exceed the Expense Limitation, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). No amounts will be paid to the Advisor in any fiscal quarter unless the Board determines that reimbursement is in the best interests of the Fund and its shareholders. No amounts remain available for future reimbursement to the Advisor as of April 30, 2018.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended April 30, 2018, the Distributor received no underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides fund administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Zeo Short Duration Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities and U.S. Government securities, for the year ended April 30, 2018 amounted to $423,594,156 and $338,996,915, respectively.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At April 30, 2018, the tax cost of investments and unrealized appreciation (depreciation) are as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Depreciation
Zeo Short Duration Income Fund	$279,542,602	$660,284	$(846,966)	$(186,682)

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2018, Charles Schwab & Co, Inc. and National Financial Services held approximately 37.0% and 44.2%, respectively, of the voting securities of the Zeo Short Duration Income Fund.

7.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended April 30, 2018, the Fund assessed $2,871 in redemption fees.

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended April 30, 2018 and April 30, 2017 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	April 30, 2018	April 30, 2017
Ordinary Income	$6,233,532	$5,723,548

As of April 30, 2018, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed		Capital Loss	Unrealized	Total
Ordinary		Carry	Appreciation/	Accumulated
Income	Post October Loss	Forwards	(Depreciation)	Earnings/(Deficits)
$186,806	$(28,703)	$(2,202,705)	$(186,682)	$(2,231,284)

Zeo Short Duration Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2018

The difference between book basis and tax basis accumulated net realized losses and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $28,703.

At April 30, 2018, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring
Long-Term	Total
$2,202,705	$2,202,705

Permanent book and tax differences, primarily attributable to tax adjustments for consent fees, resulted in reclassification for the year ended April 30, 2018 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income	Loss
$—	$(11,819)	$11,819

9.	NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following:

Effective May 1, 2018, the advisory fee was reduced to 0.75% of the Fund’s average daily net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Zeo Short Duration Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Zeo Short Duration Income Fund (formerly Zeo Strategic Income Fund), a series of shares of beneficial interest in Northern Lights Fund Trust (the “Fund”), including the portfolio of investments, as of April 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodians, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust since 2006.

Philadelphia, Pennsylvania

June 27, 2018

Zeo Short Duration Income Fund
EXPENSE EXAMPLES (Unaudited)
April 30, 2018

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 through April 30, 2018.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Fund’s
	Account Value	Account Value	During Period*	Annualized
Actual	11/1/17	4/30/18	11/1/17 – 4/30/18	Expense Ratio**
Class I	$1,000.00	$1,009.10	$6.53	1.31%

Hypothetical	Beginning	Ending	Expenses Paid	Fund’s
(5% return before	Account Value	Account Value	During Period*	Annualized
expenses)	11/1/17	4/30/18	11/1/17 – 4/30/18	Expense Ratio**
Class I	$1,000.00	$1,018.30	$6.56	1.31%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Annualized.

Zeo Short Duration Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2018

Zeo Short Duration Income Fund* – Adviser: Zeo Capital Advisors, LLC

In connection with the regular meeting held on March 28-29, 2018 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Zeo Capital Advisors, LLC (“Adviser”) and the Trust, with respect to the Zeo Short Duration Income Fund (referred to as the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that ZCA was founded in 2009, specialized in fixed income investments, and had assets under management of approximately $272 million. The Trustees discussed the background information of the personnel responsible for servicing the Fund. They discussed the adviser’s investment process, noting that it utilized market screens and discussions with active market participants and research analysts to initially identify investment opportunities, which was then followed by deep fundamental analysis. The Trustees discussed the adviser’s risk management process, noting how the adviser sought to mitigate interest rate risk, credit risk and liquidity risk and to focus on short duration instruments. The Trustees observed that the adviser monitored compliance with the Fund’s investment limitations on a daily basis. They discussed the adviser’s broker selection process and methods for determining best execution, noting that the adviser took a variety of factors into consideration. The Trustees noted that the adviser had remained disciplined and consistent to its investment process that emphasized risk management and detailed analysis, which had benefited the Fund. They concluded that the adviser should continue to provide high quality service to the Fund and its shareholders.

Performance. The Trustees evaluated the performance of the Fund, noting the Fund’s objective to seek low volatility and absolute returns. They discussed the Fund’s strategy, highlighting that the strategy emphasized principal protection. They noted that over the 1-year period, the Fund underperformed its benchmark, as well as the Broadridge peer group and Morningstar category medians. They also noted that over the 3-year period, the Fund outperformed its benchmark, but underperformed its category median and peer group median. They further noted that over the 5-year and since inception time periods, the Fund outperformed its benchmark and peer group median, while underperforming the category median. They considered the adviser’s assertion that the Fund’s strategy was materially different than the strategies generally used by funds in the High Yield Bond category, which made comparison of Fund performance to the category less meaningful, and they agreed that the assertion appeared reasonable. They considered that the Fund consistently provided strong risk adjusted returns. After discussion, the Trustees concluded that the Fund’s performance was satisfactory.

Fees and Expenses. The Trustees noted that the current advisory fee of 1.00% was higher than the Broadridge peer group median and average and its Morningstar category median and average. The Trustees considered, however, that the adviser proposed to reduce the advisory fee to 0.75%, which would make it more competitive. The Trustees considered the adviser’s explanation that the execution of the Fund’s strategy required substantial resources, and that the Fund’s strategy differed materially from those generally used by funds in the High Yield Bond Morningstar category. The Trustees also

Zeo Short Duration Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
April 30, 2018

noted that the Fund’s net expense ratio was higher than its peer group median and average and its Morningstar category median and average, but considered the adviser’s explanation that the proposed reduction in the Fund’s advisory fee would reduce the Fund’s net expense ratio. They further noted that there was an expense limitation agreement in place with respect to the Fund. Based on these factors, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether economies of scale would be realized by the adviser with respect to management of the Fund. They noted that there was a breakpoint in place when the Fund reached $250 million in assets, which the adviser was now proposing to apply to all Fund assets. The Board concluded that this reduction in the advisory fee was appropriate and in the best interests of shareholders and appreciated the adviser’s willingness to discuss future breakpoints as the Fund’s assets increase.

Profitability. The Trustees considered the profits realized by the adviser in connection with the operation of the Fund and whether the amount of profit was a fair entrepreneurial profit with respect to the services provided to the Fund. They reviewed the profitability analysis provided by the adviser and agreed that profits, both in terms of actual dollars and as a percent of total revenue, were not excessive.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the advisory fee structure was reasonable and that renewal of the advisory agreement was in the best interests of the shareholders of Zeo.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Zeo Short Duration Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
April 30, 2018

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 -2017); and Altegris KKR Commitments Master Fund (since 2014); OFI Carlyle Global Private Credit Fund (since March 2018).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Northern Lights Fund Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); Northern Lights Fund Trust (since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); previously, AdvisorOne Funds (2004-2013); and The World Funds Trust (2010-2013).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); Northern Lights Fund Trust (since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Fund Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Fund Trust (since 2007).

4/30/18 – NLFT_v2

Zeo Short Duration Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
April 30, 2018

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 -2012); and Vice-President, Blu Giant, (2004 -2013).	N/A	N/A

Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC.	N/A	N/A

James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President -Fund Administration (2012-Present).	N/A	N/A

Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A

Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of April 30, 2018, the Trust was comprised of 82 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-936-3863.

4/30/18 – NLFT_v2

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-936-3863 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-936-3863.

INVESTMENT ADVISOR
Zeo Capital Advisors, LLC
1 Montgomery Street, Suite 3450
San Francisco, CA 94104

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR. Anthony J. Hertl, Mark H. Taylor and Mark Gersten are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 - $15,500

2017 - $14,900

2016 - $14,900

2015 - $14,900

2014 - $14,500

2013 - $14,000

2012 - $14,000

(b)	Audit-Related Fees

2018 - None

2017 - None

2016 - None

2015 - None

2014 - None

2013 - None

2012 – None

(c)	Tax Fees

2018 - $2,200

2017 - $2,200

2016 - $2,200

2015 - $2,200

2014 - $2,000

2013 - $2,000

2012 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 - None

2017 - None

2016 - None

2015 - None

2014 - None

2013 - None

2012 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2012	2013	2014	2015	2016	2017	2018
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $2,200

2017 - $2,200

2016 - $2,200

2015 - $2,200

2014 - $2,000

2013 - $2,000

2012 - $2,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

      /s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 7/2/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

     /s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 7/2/18

By (Signature and Title)

      /s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 7/2/18